1   SGI   Investor Presentation   Credit Suisse Small and Mid Cap Conference   September 27, 2011   NASDAQ:SGI

2©2011 SGI   Legal Notice   Safe Harbor Cautionary Statement   This presentation contains forward-looking statements, including statements regarding management’s expectations about the markets,   business, products, operating plans and financial performance of Silicon Graphics International Corp. (“SGI”) as of September 27, 2011.   Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking   statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements.   Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and   uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market   penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency   exposure and changing legal, regulatory, political or economic conditions, including SGI’s operations in Japan, which may be negatively   affected by earthquakes and other natural disasters, as well as ongoing power supply disruptions following the March 2011 earthquake and   tsunami; uncertainty arising from SGI’s increased dependence on business with U.S. Government entities; failure of our customers to accept   new products; and economic conditions impacting the purchasing decisions of SGI’s customers. Detailed information about these and other   risks and uncertainties that could affect SGI’s business, financial condition and results of operations is set forth in SGI’s Annual Report on Form   10-K under the caption “Risks Factors,” which was filed with the Securities and Exchange Commission on August 29, 2011, as updated by the   subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue   reliance on forward-looking statements. This presentation is as of September 27, 2011, and the continued posting or availability of this   presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to   update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by   law.   The SGI logos and SGI product names used or referenced herein are either registered trademarks or trademarks of Silicon Graphics   International Corp. or one of its subsidiaries. All other trademarks, trade names, service marks and logos referenced herein belong to their   respective holders. Any and all copyright or other proprietary notices that appear herein, together with this Legal Notice, must be retained on   this presentation.   Non-GAAP Reconciliation   All non-GAAP financial measures contained in this presentation are reconciled to GAAP on slides 11 to 13 of this presentation.

3   Building Business Momentum   • Largest Independent Provider of   Technical Computing   • Product cycles getting stronger   • Distribution in 50 countries   • 1,500+ employees   • Net Assets: $538M3   • Cash & Investments: $143M3   • Debt Free3   $780M   $630M   $404M   $247M   FY 082 FY 10 FY 11 FY 121   1 Revenue Guidance Range of $740m to $780m   2 Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a   6-month stub year-end on 6-26-09   3 As of June 24, 2011   $740M

4©2011 SGI   Total Revenue 2004-2011 by quarter   0   25000   50000   75000   100000   125000   150000   175000   200000   I   n     T   h   o   u   s   a   n   d   s   HPC   Internet   * Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a 6-month stub year-end on 6-26-09.   Trends Driving Revenue   Big Data   2004 2005 2006 2007 2008 2009 2010 2011

5©2011 SGI   The Opportunity   HPC   Commercial   Scientific   Modeling & Simulation   Cloud   Public   Private   Government   Big Data   Hadoop   In-memory   Analytics   Archive   Providing Customers with Trusted Technical Computing Solutions

6©2011 SGI   Gross margin   expansion   opportunity   Solid   operational   discipline   Low capex Low tax rate   Strong Financial Model   Wide range of opportunities to achieve earnings power   Clear path to continued revenue growth   and accelerated earnings growth.   • New products   • Market share gains   • Sales force   expansion   • Acquisitions   • Product mix shift   • Efficiency gains   • Higher value   offerings   • Supply Chain   • Software   Focused on intelligently   investing in business   with goal of creating   strong earnings leverage   • Sales force   expansion in FY12   • Increased pace of   new product   introductions   We own and manage   our manufacturing   and supply chain   operations, with low   cost expansion   capacities   NOL of $516.7M   to offset taxes on   future earnings for   several years   Multiple   paths to   growth

7©2011 SGI   FY10   Actuals   FY11   Actuals   FY12   Guidance   Year/Year   Comments   GAAP REV $404M $630M $740M to   $780M   18% to 24%   growth   GAAP GM 22.2% 27.0% 28% to 30% 100 to 300 bps   growth   GAAP EPS ($2.95) ($0.69) $0.15 to $0.30 $0.84 to $0.99   improvement   Non-GAAP   EPS   ($0.82) $0.57 $0.60 to $0.80 5% to 40%   growth   Historical Results and FY12 Guidance

8©2011 SGI   Revenue Recognition   - Industry-wide Adoption of New Standards   • Required adoption of ASC No. 2009-13 and 2009-14 for ALL   companies   • Companies such as NetApp, Cisco, Brocade, HP, etc. have   adopted the new revenue recognition standards   • The new standards allow revenue recognition which better reflects   economics of our revenue arrangements   • $166.2M impact of the adoption of new revenue recognition   standards relate to revenue arrangements booked in FY11 and   recognized as revenue in FY11   • $166.2M impact predominantly reflect product and delivered   service revenue that would have been required to be deferred   under old revenue recognition standards

9©2011 SGI   FY11   GAAP   FY10   GAAP   Revenue   Growth   Growth   Percentage   Revenue $630M $404M $226M 56%   Revenue w/o Japan* $562M $385M $177M 46%   GAAP Revenue Growth Rate   * Total Japan Revenue from Form 10-K for FY11 filed on August 29, 2011   FY11: $68M. $52M and $16M from page 34 and page 94, respectively.   FY10: $19M. $19M from page 94

10©2011 SGI   Appendix

11©2011 SGI   FY10 FY11   GAAP EPS ($2.95) ($0.69)   Share-Based Comp 0.16 0.19   Amort. Of   Intangibles   0.21 0.27   Restructuring 0.17 0.17   ASC 985-605 and   ASC 605-25   1.41 0.29   Acquisition Related   and Other   0.18 0.34   Non-GAAP EPS ($0.82) $0.57   GAAP to Non-GAAP EPS Reconciliation

12©2011 SGI   GAAP to Non-GAAP Reconciliation   Silicon Graphics International Corp.   Q4 FISCAL 2011 FINANCIAL RESULTS   RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)   ($ in thousands, except per share data)   Three Months Ended June 24, Three Months Ended March 25, Three Months Ended June 25, Fiscal Year Ended June 24,   2011 2011 2011 2011 2010 2010 2011 2011   GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP GAAP Adj. Non-GAAP   TOTAL REVENUE 195,486$ (5,695)$ 189,791$ 143,664$ (7,871)$ 135,793$ 101,637$ 20,568$ 122,205$ 629,568$ 12,213$ 641,781$   Included in the above results:   ASC 985-605 and ASC 605-25 (2) 5,695 (5,695) - 7,871 (7,871) - (20,568) 20,568 - (12,213) 12,213 -   COST OF REVENUE 149,502$ (13,586)$ 135,916$ 103,162$ (7,906)$ 95,256$ 82,022$ 10,867$ 92,889$ 459,756$ (5,216)$ 454,540$   Included in the above results:   ASC 985-605 (2) 9,455 (9,455) - 7,259 (7,259) - (11,368) 11,368 - (2,991) 2,991 -   Amortization of intangible assets (3) 459 (459) - 459 (459) - 360 (360) - 1,837 (1,837) -   Inventory step up (4) - - - - - - 15 (15) - 2,199 (2,199) -   Share-based compensation (5) 186 (186) - 188 (188) - 126 (126) - 685 (685) -   Excess and obsolete (6) 3,486 (3,486) - - - - - - - 3,486 (3,486) -   GROSS PROFIT 45,984$ 7,891$ 53,875$ 40,502$ 35$ 40,537$ 19,615$ 9,701$ 29,316$ 169,812$ 17,429$ 187,241$   GROSS MARGIN % 23.5% 28.4% 28.2% 29.9% 19.3% 24.0% 27.0% 29.2%   OPERATING EXPENSES 59,000$ (8,121)$ 50,879$ 44,349$ (4,255)$ 40,094$ 44,291$ (1,267)$ 43,024$ 188,801$ (18,015)$ 170,786$   Included in the above results:   Amortization of intangible assets (3) 2,824 (2,824) - 939 (939) - 1,402 (1,402) - 6,459 (6,459) -   Share-based compensation (5) 1,764 (1,764) - 1,307 (1,307) - 1,011 (1,011) - 5,213 (5,213) -   Acquisition related (7) 177 (177) - 1,094 (1,094) - (2,707) 2,707 - 1,271 (1,271) -   Restructuring (8) 3,356 (3,356) - 915 (915) - 1,561 (1,561) - 5,072 (5,072) -   INCOME/(LOSS) FROM CONTINUING OPERATIONS (13,016)$ 16,012$ 2,996$ (3,847)$ 4,290$ 443$ (24,676)$ 10,968$ (13,708)$ (18,989)$ 35,444$ 16,455$   OPERATING MARGIN % -6.7% 1.6% -2.7% 0.3% -24.3% -11.2% -3.0% 2.6%   OTHER INCOME/(EXPENSE), NET (9) 62$ -$ 62$ 2,890$ (341)$ 2,549$ (3,505)$ -$ (3,505)$ (1,002)$ 3,777$ 2,775$   INCOME TAX EFFECTS: PROVISION/(BENEFIT) (856)$ -$ (856)$ 715$ -$ 715$ (511)$ -$ (511)$ 1,242$ -$ 1,242$   NET INCOME/(LOSS) FROM CONTINUING OPERATIONS (12,098)$ 3,914$ (1,672)$ 2,277$ (27,670)$ (16,702)$ (21,233)$ 17,988$   BASIC NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS (0.39)$ 0.13$ (0.05)$ 0.07$ (0.91)$ (0.55)$ (0.69)$ 0.59$   WEIGHTED AVERAGE SHARES USED IN COMPUTING BASIC NET   INCOME/(LOSS) PER SHARE 31,029 31,029 30,577 30,577 30,121 30,121 30,608 30,608   DILUTED NET INCOME/(LOSS) PER SHARE FROM CONTINUING OPERATIONS (0.39)$ 0.12$ (0.05)$ 0.07$ (0.91)$ (0.55)$ (0.69)$ 0.57$   WEIGHTED AVERAGE SHARES USED IN COMPUTING DILUTED NET   INCOME/(LOSS) PER SHARE 31,029 33,005 30,577 32,074 30,121 30,121 30,608 31,813

13©2011 SGI   GAAP to Non-GAAP Reconciliation   NOTES:   (1) This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable   GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.   (2) Add back (deduction) of revenue and cost of revenue deferred under Software Revenue Recognition rules (ASC 985-605) and fair value allocation rules (ASC 605-25) -- ($5,695), ($7,871), $20,568, and $12,213 for revenue, ($9,455), ($7,259), $11,368, and $2,991   for cost of revenue in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively.   (3) Amortization expense related to intangible assets acquired as part of the asset purchase of Silicon Graphics, Inc. and the stock purchase of SGI Japan, Ltd. of $459, $459, $360 and $1,837 under cost of revenue, $2,824, $939, $1,402, and $6,459 under operating   expenses in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively. Estimated future annual amortization expense related to intangible assets as of June 24, 2011 is as follows:   Fiscal 2012 6,630   Fiscal 2013 3,114   Fiscal 2014 2,645   Fiscal 2015 300   Fiscal 2016 300   Fiscal 2017 300   13,289$   (4) Cost of revenue increase associated with an inventory step up related to the Silicon Graphics, Inc. asset purchase in the amount of $15 and $2,199 in the three months ended June 25, 2010 and fiscal year ended June 24, 2011 respectively. Under purchase accounting,   Silicon Graphics International Corp. recognized a $7,183 inventory step up related to the Silicon Graphics, Inc. asset purchase of which no inventory step up remains to flow through cost of revenue in future periods.   (5) Share-based compensation is included in the following GAAP operating expense categories.   Three Months Ended June 24,2011 Three Months Ended March 25,2011 Three Months Ended June 25,2010 Fiscal Year Ended June 24,2011   GAAP Adj Non-GAAP GAAP Adj Non-GAAP GAAP Adj Non-GAAP GAAP Adj Non-GAAP   Cost of Revenue 186$ (186)$ -$ 188$ (188)$ -$ 126$ (126)$ -$ 685$ (685)$ -$   Research & Development 280 (280) - 82 (82) - 213 (213) - 641 (641) -   Sales & Marketing 283 (283) - 262 (262) - 181 (181) - 990 (990) -   General & Administrative 1,201 (1,201) - 963 (963) - 617 (617) - 3,582 (3,582) -   Total share-based compensation 1,950$ (1,950)$ -$ 1,495$ (1,495)$ -$ 1,137$ (1,137)$ -$ 5,898$ (5,898)$ -$   (6) Incremental excess and obsolete long-term service inventory charges of $3,486 in the three months ended and fiscal year ended June 24, 2011. Higher than normal charges were driven by technology shifts and new product introductions.   (7) Acquisition related costs relating to the stock purchase of SGI Japan, Ltd. of $177, $1,094 and $1,271 under operating expenses in the three months ended June 24, 2011, March 25, 2011 and fiscal year ended June 24, 2011 respectively. Acquisition   related benefit arose from the asset purchase of Silicon Graphics, Inc. of $2,707 under operating expenses in the three months ended June 25, 2010.   (8) Restructuring expenses relating to reduction of workforce and vacated facilities of $3,356, $915, $1,561 and $5,072 in the three months ended June 24, 2011, March 25, 2011, June 25, 2010 and fiscal year ended June 24, 2011 respectively.   (9) Excludes realized gain of $341 related to the sale of the Company's auction rate securities in the three months ended March 25, 2011, such gain being offset in a prior quarter and during the fiscal year ended June 24,2011 by a realized loss of $1,214   for the other-than-temporary impairment of the same securities. Also excludes for the fiscal year ended June 24, 2011 a loss of $2,904 related to an other-than-temporary impairment of an equity investment.   (10) GAAP EPS for FY09 and FY09 GAAP to Non-GAAP reconciliation was previously filed as part of Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on February 12, 2009. GAAP EPS for FY10 and FY10 GAAP to Non-GAAP reconciliation   was previously filed as part of Exhibit 99.2 to our Current Report on Form 8-K, filed with the SEC on August 31, 2010.

14©2011 SGI